NATIONWIDE VARIABLE INSURANCE TRUST

NVIT AllianzGI International Growth Fund

NVIT Allspring Discovery Fund (formerly,

NVIT Wells Fargo Discovery Fund)

NVIT Amundi Multi Sector Bond Fund

NVIT AQR Large Cap Defensive Style Fund

NVIT BlackRock Equity Dividend Fund

NVIT BNY Mellon Core Plus Bond Fund (formerly, NVIT Core Plus Bond Fund)

NVIT BNY Mellon Dynamic U.S. Core Fund (formerly, NVIT Mellon Dynamic U.S. Core Fund)

NVIT BNY Mellon Dynamic U.S. Equity Income Fund (formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)

NVIT BNY Mellon Sustainable U.S. Equity Fund (formerly, NVIT Newton Sustainable U.S. Equity Fund)

NVIT Bond Index Fund

NVIT Columbia Overseas Value Fund

NVIT Core Bond Fund

NVIT DoubleLine Total Return Tactical Fund

NVIT Emerging Markets Fund

NVIT Federated High Income Bond Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT International Index Fund

NVIT Jacobs Levy Large Cap Growth Fund

NVIT Mid Cap Index Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Neuberger Berman Multi Cap Opportunities Fund

NVIT Real Estate Fund

NVIT S&P 500 Index Fund

NVIT Short Term Bond Fund

NVIT Small Cap Index Fund

Supplement dated July 13, 2022

to the Statement of Additional Information (“SAI”) dated May 2, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT AllianzGI International Growth Fund (the “Fund”)

1.

At a special meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on July 13, 2022 (the “Meeting”), the Board approved the appointment of NS Partners Ltd (“NS Partners”) as the new subadviser to the NVIT AllianzGI International Growth Fund (the “Fund”), effective on or about July 18, 2022 (the “Effective Date”).

2.	As of the Effective Date, the SAI is amended as follows:

a.	All references to, and information regarding, Allianz Global Investors U.S. LLC in the SAI are deleted in their entirety.

b.	The Fund is renamed the “NVIT NS Partners International Focused Growth Fund.” All references to the Fund’s former name in the SAI are replaced accordingly.

c.	All references to, and information regarding, Robert Hofmann, CFA, Tobias Kohls, CFA and Nicolas Goncalves, CFA are deleted in their entirety.

d.	The following replaces the information in the table regarding the Fund under the heading “Investment Advisory and Other Services – Investment Adviser” beginning on page 68 of the SAI:

Fund	Investment Advisory Fee
NVIT NS Partners International Focused Growth Fund	0.85% on assets up to $500 million; 0.82% on assets of $500 million and more but less than $1 billion; and 0.80% on assets of $1 billion and more

e.	The following supplements the information in the table regarding the Fund under the heading “Investment Advisory and Other Services – Subadvisers” on page 74 of the SAI:

Fund	Subadviser
NVIT NS Partners International Focused Growth Fund	NS Partners Ltd

f.	The following supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” beginning on page 74 of the SAI:

NS Partners Ltd, located at Southwest House, 11a Regent Street St. James’s, London, SW1Y 4LR, United Kingdom, was founded in 1988 and is a registered investment adviser.

g.	The following supplements the information under the heading “Appendix B – Proxy Voting Guidelines Summaries”:

NS PARTNERS

NS Partners have a fiduciary duty to vote proxies both in a timely manner and in the best interest of clients. The central tenet of our proxy voting policy is that good corporate governance enhances long-term shareholder value. NS Partners utilizes the proxy research and voting services of Institutional Shareholder Services (ISS) to help assess and vote proxies in accordance with our custom voting policy. Taking into account NS Partners’ custom guidelines, ISS prepares voting recommendations for all proposals on which we are entitled to vote. NS Partners uses these recommendations as a guide, however, certain situations will warrant additional review. Where there is a recommendation to vote against management we reach out to the company to gain a better understanding of the issue at hand. As a result of this engagement and our assessment of the relevant information NS Partners may choose to vote contrary to the ISS recommendation. The policy that follows is not meant to be exhaustive due to the variety of proxy voting issues NS Partners may be required to consider and we may depart from these guidelines to avoid voting decisions that we believe may be contrary to our clients’ best interest.

While NS Partners takes its voting responsibilities very seriously and uses its best efforts to exercise these rights in all cases, there may be situations when it may be impractical or impossible for NS Partners to vote. Such circumstances include a limited number of international markets where share blocking applies or when securities are on loan to a third party. Due to the liquidity and administrative challenges, NS Partners will typically not vote in these situations. NS Partners may deviate from this approach if the situation warrants.

SHAREHOLDER RIGHTS

GENERAL GUIDELINES:  NS Partners will generally vote in favour of proposals that improve corporate governance practices and give shareholders a greater voice in the affairs of the company and, conversely, oppose measures that seek to limit those rights. NS Partners believe that shareholders with meaningful ownership should have the right to call a special meeting and will generally vote against proposals restricting this right. Regarding proxy access, NS Partners will generally support giving shareholders the right to nominate directors, provided nominations reflect a reasonable level of stock ownership and the nominees are well qualified and prepared to act in the interests of all shareholders. Additionally, NS Partners will generally oppose advance notice bylaws that impose unreasonable conditions on shareholders who wish to nominate directors to the board. NS Partners will generally vote against proposals that give management the authority to adjourn or extend a meeting unless compelling reasons are provided. NS Partners will review proxy contests on a case-by-case basis taking into consideration the long-term company performance, background to the contested election, nominee qualifications and other relevant factors.

VOTING STANDARD:  NS Partners believe that shareholders should have the right to vote in proportion to their ownership and therefore support the principal of one-share, one-vote. Accordingly, NS Partners will generally vote against the authorization or issue of shares that do not have full and equal voting rights, against proposals that support or perpetuate dual share class structures and for proposals to eliminate dual share class structures. NS Partners prefer that companies adopt a majority voting for individual directors in uncontested elections. NS Partners will generally oppose supermajority voting requirements if they are in attempt to diminish the rights of minority shareholders.

ANTI-TAKEOVER MEASURES:  NS Partners believe measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Accordingly, NS Partners will analyze such proposals on a case-by-case basis. NS Partners will generally oppose proposals that entrench management or excessively dilute shareholder ownership, regardless of whether they are advanced by management or shareholders. Conversely, NS Partners will generally support proposals that restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.

BOARD OF DIRECTORS

GENERAL GUIDELINES:  NS Partners believe that directors have a duty to shareholders and we may withhold votes for directors that fail to act on key issues.

STAGGERED BOARDS:  NS Partners oppose staggered boards as it is our belief that they can entrench existing management and unduly deter takeovers. Therefore, NS Partners will generally vote for proposals to declassify the board of directors.

INDEPENDENCE:  NS Partners believe in the importance of an independent board of directors and consider a board to be sufficiently independent when greater than fifty percent of directors are independent. In Japan, this threshold is lowered to one third, which NS Partners believe to be sufficient at present, however this will be revisited as corporate governance reform progresses in the Japanese market. If the proposed board does not meet our independence criteria, NS Partners will generally vote against all non-independent candidates, with the exception of the CEO, as this position is by nature non-independent and in most situations voting against a CEO could be unnecessarily disruptive. While NS Partners support insiders as board members as we feel they provide valuable knowledge and insight to the company, we believe that insider representation should largely reflect level of ownership or control, and therefore we may refrain from voting against certain non-independent candidates or vote against insiders if the number of insiders serving on a board is excessive. Furthermore, NS Partners believe that key committees (Audit, Compensation, Nomination and Governance) should be purely independent and will typically vote against non-independent directors serving on these committees.

SEPARATION OF CHAIR AND CEO:  NS Partners believe that the responsibilities of the CEO and board Chair are fundamentally different and should thus be filled by different individuals. Therefore, NS Partners will support proposals to separate the roles of CEO and Chair and will consider voting against the Chair of the Nomination Committee when the roles are combined and a lead independent director has not been established.

GENDER DIVERSITY:  NS Partners believe that board diversity has positive, long-term implications for a company’s performance, and therefore, will generally vote against the chair of the Nomination Committee if a board lacks female representation.

ATTENDANCE:  NS Partners will typically vote against directors who have attended less than 75% of the board meetings held within a given year without a valid reason for these absences.

TENURE: NS Partners oppose age and term limits for individual directors and prefer to see board renewal occur through an annual evaluation process which assesses the effectiveness of the board as a whole, its committees and individual directors. If the average tenure of the board exceeds 10 years, NS Partners may vote against the longest-serving member of the board, other than the CEO.

OVERBOARDING:  NS Partners will generally vote against directors who are overboarded. We consider a director overboarded if he/she: i) sits on more than a total of five public company boards; or ii) is a CEO and sits on more than a total of two public company boards.

CORPORATE STRUCTURE

GENERAL GUIDELINES:  Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, NS Partners will most often vote in accordance with the company’s management on such proposals. However, NS Partners will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

MERGERS & ACQUISITIONS:  NS Partners will review proposed mergers and acquisitions transactions on a case-by-case basis considering them based on their strategic rationale, valuation, long-term interest and impact on shareholders rights.

SHARE ISSUANCE:  NS Partners oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or other anti-takeover devices, or if the issuance of new shares could excessively dilute the value of the outstanding shares.

BUYBACKS:  NS Partners will consider share buyback proposals on a case-by-case basis taking into account the impact on long-term shareholder value, the level of disclosure, whether there is evidence that the buyback is being carried out to reward company insiders, and other relevant factors.

EXECUTIVE REMUNERATION

GENERAL GUIDELINES:  NS Partners believe that robust executive remuneration guidelines are vital to the functioning of public companies and are a key expression of good corporate governance. While NS Partners are mindful of the complexity of this subject and the varying practices across markets, industries and capitalizations, the following principles guide our voting on matters of executive remuneration. NS Partners will consider factors such as company performance, pay-for-performance alignment, and level of disclosure when voting on proposals related to compensation. Additionally, NS Partners will consider metrics such as CEO base pay, overall CEO compensation, the multiple of annual CEO remuneration to median remuneration of all other employees, the multiple of annual CEO remuneration to the median of all other senior executives, dilution and the annual burn rate. Should NS Partners have concerns regarding any of these metrics we may vote against an advisory vote on executive compensation and may also consider voting against the chair and members of the Compensation Committee.

DIRECTOR REMUNERATION

GENERAL GUIDELINES:  NS Partners believe that that pay for non-executive directors should be structured in such a way that ensures independence, objectivity and alignment with shareholders’ interests. Non-executive directors should not receive performance-based pay such as performance stock units (PSUs) or stock options, as this can encourage excessive risk-taking and impair objectivity. Instead, NS Partners prefer non-executive directors receive compensation in the form or cash or alternatively restricted stock units (RSUs) or deferred stock units (DSUs), which have the same economic interest as shares, and therefore directly align the interests of directors with those of shareholders.

AUDIT FUNCTION

GENERAL GUIDELINES:  NS Partners believes that the company remains in the best position to select and auditor and will generally support management’s recommendation. However, NS Partners recognize there may be inherent conflicts of interest arising when a company’s auditor provides substantial non-audit related services for the company. Therefore, NS Partners may vote against the appointment of an auditor if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

RESPONSIBLE INVESTMENT

GENERAL GUIDELINES:  As a signatory of the UN-backed Principles for Responsible Investment NS Partners takes into account environmental and social implications in our proxy voting. Specific proposals related to Environmental and Social issues will be reviewed and analyzed on a case-by-case basis, however NS Partners will generally vote in favour of shareholder proposals that seek to improve disclosure of environmental risks and will also generally vote in favour of shareholder proposals to improve transparency regarding social issues provided it is in the best interest of shareholders.

For further information please refer to our Responsible Investment Policy, which can be found on our Website: www.ns-partners.co.uk.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to:

Anna Kirk

Chief Compliance Officer

NS Partners

Southwest House, 11a Regent Street St James’s

LONDON

SW1Y 4LR

UK

h.	The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of May 31, 2022)
NS Partners Ltd
Ian Beattie	NVIT NS Partners International Focused Growth Fund	None
Tim Bray	NVIT NS Partners International Focused Growth Fund	None
Julian Linton	NVIT NS Partners International Focused Growth Fund	None

i.	The following supplements the information under subsection “Description of Compensation Structure” under the heading “Appendix C – Portfolio Managers”:

NS Partners Ltd (“NS Partners”)

NS Partners’ compensation structure is specifically designed to attract, motivate, and retain talented professionals. All senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner’s individual contribution. The profits of the business are distributed on a quarterly basis to partners in proportion to their stake. Responsibility and contribution are reviewed annually by the partners and equity share adjusted accordingly.

The firm offers a competitive benefits package and a flexible, team-oriented work environment. This creates a collegiate atmosphere that employees appreciate and reward with their loyalty. All partners and employees are covered by a Group wide life assurance and health plan.

Each non-partner receives a competitive basic salary package and bonus dependent on their performance. Once a solid contribution is underway non partners can move to a ‘principal scheme’ whereby in addition to basic salary and cash bonus they can accrue profit share based on their performance. This will accrue over a few years before it can be drawn down.

The key investment professionals are business owners in the firm and not directly rewarded for performance or revenues. The majority of their compensation is via equity ownership and the success of the business. Each partner of the firm is paid a basic draw and profits are distributed quarterly according to a partners’ proportional ownership. This aligns partners’ interests with clients as they benefit directly from the continued success of the business. On an annual basis, the partners collectively discuss long term performance contributions. This presents an annual opportunity to re-evaluate equity ownership and to re-align that ownership in accordance with contribution to the Firm in a gradualist manner.

j.	The information for AllianzGI U.S. in the subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is deleted in its entirety and replaced with the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of May 31, 2022)
NS Partners Ltd
Ian Beattie	Mutual Funds: 2 accounts, $571.6 million total assets (1 account, $127.3 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 10 accounts, $1,218 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 2 accounts, $401.4 million total assets (0 accounts, $0 total assets for which the advisor fee is based on performance)
Tim Bray	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $1,705.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $9.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Julian Linton	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $14.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

k.	The following supplements the information under subsection “Potential Conflicts of Interest” under the heading “Appendix C – Portfolio Managers”:

NS Partners Ltd (“NS Partners”)

Conflicts of Interest

Our Clients expect that we will uphold our affirmative duties of care, loyalty, honesty, and good faith to act in their best interests. Compliance with these duties will first be achieved by attempting to avoid any conflict or potential conflict of interest, then by fully disclosing all material facts concerning any conflict that does arise with respect to any Client. All Clients must be treated fairly and the interests of one client must not be placed above the interest of another. At a minimum this means:

All staff are prohibited from:

1. Failing to timely recommend a suitable security to, or purchase or sell a suitable security for, a Client in order to avoid an actual or apparent conflict with a personal transaction in a security.

2. Using knowledge about pending or currently considered securities transactions for Clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities. Conflicts raised by personal securities transactions are also addressed below.

3. Negotiating or making decisions regarding NSP’s business with any companies in which the Relevant Person has an investment or other personal interest without first seeking approval from the Compliance and Legal Team.

4. Acquiring, directly or indirectly, any Beneficial Interest in any Initial Public Offering or Limited Offering with respect to any security without first obtaining approval of the Chief Compliance Officer (CCO). Persons wishing to obtain such permission must first provide full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the person’s activities on behalf of our Clients). Permission will not be granted without first concluding, after consultation with other Investment Personnel of the Firm (who have no personal interest in the issuer involved in the IPO), that there is no foreseeable interest in purchasing such security on behalf of our Clients. Records of such approvals and the reasons supporting those decisions must be kept as required.

All staff will:

1.

Once they are aware of any personal interest that is or might be in conflict with the interest of a Client, disclose the situation or transaction and the nature of the conflict to the Compliance and Legal Team for appropriate consideration and obtain written approval from the Compliance and Legal Team before taking action. Conflicts of Interest are subject to the Quarterly Disclosure in Sungard PTA.

2.

Without limiting the foregoing, Investment Personnel who are planning to invest in or make a recommendation to invest in a security for a Client, and who have a material interest in the security or a related security, must first disclose such interest to the CCO. The CCO shall conduct an independent review of the recommendation to purchase the security for Clients and shall forward written evidence of such review to the Compliance and Legal Team. Investment Personnel who disclose such an interest to the CCO are exempt from a violation under the Code of Ethics.

Outside Business Activity

All staff are required to promptly notify the CCO, and to record within the SunGard PTA system, all outside business activity resulting in or potentially resulting in additional compensation arrangements, including monetary or other benefits that are or have the potential to be a conflict of interest. Any staff, who have a Canadian Securities Registration must additionally record any volunteer / not for profit activity within the SunGard PTA system once approval has been given by the CCO. This includes any volunteer activity where you are in a position of power or influence, regardless of whether you are compensated for the activity.

No member of staff shall accept a position as an officer or employee or receive any compensation as a result of any business activity (other than a passive investment), outside the scope of his relationship with NSP, unless such person has received prior written approval from the CCO. Supervised Persons may seek approval of and disclose outside business activities within the SunGard PTA system.

Staff are prohibited from being independently registered as an investment adviser or being associated with an unaffiliated investment adviser as a director, officer, employee or Registered Representative without prior written approval from the CCO.

Service as a Director. Investment Personnel are prohibited from serving on the boards of directors of for-profit corporations, business trusts or similar business entities (other than NSP’s affiliates), whether or not their securities are publicly traded, without prior authorization by the CCO. Any such authorization will be based upon a determination that the board service would be consistent with the interests of NSP’s Clients and that adequate procedures exist to ensure isolation from those making investment decisions.

Staff must report to the Compliance and Legal Team any service on the boards of directors of for-profit corporations, business trusts or similar entities (other than NSP affiliates), whether or not their securities are publicly traded.

Non–Profit Activities. The Firm encourages its employees to become involved in community programs, civic affairs, and other non-profit activities. However, employees should not permit such activities to affect the performance of their job responsibilities. If there is any possibility that the non–profit organization will issue or sell securities or affect the assets of any Client, the member of staff must receive written approval of the CCO before accepting the position.

Participation in Investment Clubs. Access Persons (including with respect to assets that are beneficially owned by the Access Person) may participate in private investment clubs or other similar groups only upon advance written approval from the CCO.

Avoid Taking Inappropriate Advantage of Position. The receipt of investment opportunities, gifts or gratuities from persons seeking business with NSP directly, or on behalf of a Client, could call into question the independence of an individual’s business judgment. In addition, any activity that creates even the suspicion of misuse of material, non-public information by NSP or its employees, which gives rise or appears to give rise to any breach of fiduciary duty owed to Clients, or which creates any actual, potential or perceived conflict of interest between Clients and NSP or any of its employees must be avoided and is prohibited.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about NS Partners.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE